                                                                     Exhibit 4.1

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

$0.01 PAR VALUE                                                     COMMON STOCK



       Number                                               Shares


                     PLAINS EXPLORATION & PRODUCTION COMPANY

                                                                           CUSIP

THIS CERTIFICATE IS TRANSFERABLE             SEE REVERSE FOR CERTAIN DEFINITIONS
     IN NEW YORK, NEW YORK
        OR HOUSTON, TEXAS



This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF

                     PLAINS EXPLORATION & PRODUCTION COMPANY

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation and all amendments thereto, to all of which the holder by acceptance of this Certificate assents. This Certificate is not valid unlesscountersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                            [SEAL]                     Dated:




-------------------------------------  COUNTERSIGNED AND REGISTERED:
President                              American Stock Transfer and Trust Company
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR


                                       By:
-------------------------------------     --------------------------------------
Secretary                                                   AUTHORIZED SIGNATURE


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                     PLAINS EXPLORATION & PRODUCTION COMPANY

     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO ITS TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common               UNIF GIFT MIN ACT       -  _______   Custodian _______
TEN ENT - as tenants by the entireties                                  (Cust)              (Minor)
JT TEN  - as joint tenants with right                                   under Uniform Gifts to Minors
          of survivorship and not as                                    Act _________________________
          tenants in common                                                       (State)
                                             UNIF TRANS MIN ACT      -  _______   Custodian _______
                                                                        (Cust)              (Minor)
                                                                        under Uniform Transfers to Minors
                                                                        Act _________________________
                                                                                  (State)


     Additional abbreviations may also be used though not in the above list.

     For value received,                                     hereby sell, assign
                         -----------------------------------
     and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


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--------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee

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                                                                          Shares
------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ____________________

                              Signature:
                                        ----------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------
Dated, ____________________   Notice: the signature(s) to this assignment must
                              correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.



SIGNATURE(S) GUARANTEED:
                        --------------------------------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.